DUFF & PHELPS

DUFF & PHELPS REPORTS 2009
FULL YEAR AND FOURTH QUARTER FINANCIAL RESULTS
AND DECLARES QUARTERLY DIVIDEND

FULL YEAR HIGHLIGHTS:
•	Full year revenues of $382.0 million including reimbursable expenses and $370.9 million excluding reimbursable expenses
•	Adjusted EBITDA(1) of $66.6 million, representing a 17.9% margin
•	Adjusted pro forma net income per share(1) of $0.88

FOURTH QUARTER HIGHLIGHTS:
•	Fourth quarter revenues of $101.4 million including reimbursable expenses and $98.3 million excluding reimbursable expenses
•	Overall quarterly revenue up 4.4% with Investment Banking revenue up 29.4% compared to the prior year quarter
•	Adjusted EBITDA(1) of $18.1 million, representing an 18.4% margin
•	Adjusted pro forma net income per share(1) of $0.24
•	Declares quarterly dividend of $0.05 per share of Class A common stock

NEW YORK, February 23, 2010 – Duff & Phelps Corporation (NYSE: DUF), a leading independent provider of financial advisory and investment banking services, today announced financial results for its 2009 fourth quarter and full year, and declared a quarterly dividend.

Results

For the year ended December 31, 2009, Duff & Phelps generated revenues excluding reimbursable expenses of $370.9 million, a decrease of 2.8% compared to $381.5 million in the prior year.  Adjusted EBITDA(1) for the period was $66.6 million, representing 17.9% of revenues excluding reimbursable expenses, compared to $73.6 million for the prior year, representing 19.3% of revenues excluding reimbursable expenses.  Fully diluted net income per share of Class A common stock was $0.54, compared to $0.36 for the prior year.  Adjusted pro forma net income(1) was $32.7 million, or $0.88 per share on a fully exchanged, fully diluted basis, compared to $36.0 million, or $1.05 per share, for the prior year.

For the quarter ended December 31, 2009, Duff & Phelps generated revenues excluding reimbursable expenses of $98.3 million, an increase of 4.4% compared to $94.2 million for the corresponding prior year quarter.  Adjusted EBITDA(1) for the quarter was $18.1 million, representing 18.4% of revenues excluding reimbursable expenses, compared to $20.7 million for the corresponding prior year quarter, representing 22.0% of revenues excluding reimbursable expenses.  Fully diluted net income per share of Class A common stock was $0.18, compared to $0.17 for the corresponding prior year quarter.  Adjusted pro forma net income(1) was $9.3 million, or $0.24 per share on a fully exchanged, fully diluted basis, compared to $9.8 million, or $0.28 per share, for the corresponding prior year quarter.

“Our 2009 results reflect growth in several key areas of our business, particularly portfolio valuation, dispute consulting and global restructuring,” commented Noah Gottdiener, chairman and chief executive officer.  “We believe the environment for these services will remain strong due to the continuation of secular trends that drive our business.  Furthermore, we are well positioned to grow in our M&A related and other non-cyclical businesses as we enter what appears to be a period of economic recovery.”

“Over the past year, we have strengthened our balance sheet by paying down all debt and increasing our cash balances, and we have worked diligently to align our cost structure with top-line performance,” said Gerry Creagh, president.  “These efforts will prove beneficial as markets improve and we make additional strategic investments in our business.”

Declaration of Quarterly Dividend

The Company also announced today that its board of directors has declared a quarterly dividend of $0.05 per share on its outstanding Class A common stock.  The dividend is payable on March 26, 2010 to shareholders of record on March 16, 2010.

(1)	Adjusted EBITDA, adjusted pro forma net income and adjusted pro forma net income per share are non-GAAP financial measures. See definitions and disclosures herein.

Earnings Call Webcast

As previously announced, Duff & Phelps will host a conference call today, February 23, 2010, at 5:00 p.m. EST to discuss the Company’s financial results.  Interested parties can access the webcast for this call through http://ir.duffandphelps.com/events.cfm.

About Duff & Phelps

As a leading global independent provider of financial advisory and investment banking services, Duff & Phelps delivers trusted advice to our clients principally in the areas of valuation, transactions, financial restructuring, dispute and taxation.  Our world class capabilities and resources, combined with an agile and responsive delivery, distinguish our clients' experience in working with us.  With more than 1,100 employees serving clients worldwide through offices in North America, Europe and Asia, Duff & Phelps is committed to fulfilling its mission to protect, recover and maximize value for its clients. Investment banking services in North America are provided by Duff & Phelps Securities, LLC.  Investment banking services in Europe are provided by Duff & Phelps Securities Ltd. Duff & Phelps Securities Ltd. is authorized and regulated by the Financial Services Authority.  Investment Banking services in France are provided by Duff & Phelps SAS.  For more information, visit www.duffandphelps.com. (NYSE: DUF)

Non-GAAP Financial Measures

Adjusted EBITDA is a non-GAAP financial measure and is reconciled as follows (in thousands):

	Quarter Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Revenues (excluding reimbursable expenses)	$98,345	$94,208	$370,903	$381,476

Net income attributable to Duff & Phelps Corporation	$4,617	$2,397	$11,568	$5,225
Net income attributable to the noncontrolling interest	4,683	5,864	17,100	19,068
Provision for income taxes	4,732	4,276	12,264	10,619
Other expense/(income), net	37	1,382	2,956	3,205
Depreciation and amortization	2,532	2,913	10,244	9,816
Equity-based compensation associated with Legacy Units and IPO Options	1,474	3,886	12,437	24,906
Acquisition retention expenses	-	11	-	793
Adjusted EBITDA	$18,075	$20,729	$66,569	$73,632
Adjusted EBITDA as a percentage of revenues	18.4%	22.0%	17.9%	19.3%

Adjusted EBITDA is a non-GAAP financial measure.  We believe that Adjusted EBITDA provides a relevant and useful alternative measure of our ongoing profitability and performance, when viewed in conjunction with GAAP measures, as it adjusts net income or loss for (a) interest expense and depreciation and amortization (a significant portion of which relates to debt and capital investments that have been incurred as the result of acquisitions and investments in stand-alone infrastructure which we do not expect to incur at the same levels in the future), (b) equity-based compensation associated with the Legacy Units of D&P Acquisitions, a significant portion of which is due to certain one-time grants associated with Predecessor acquisitions, and options to purchase shares of the Company’s Class A common stock granted in connection with the IPO (“IPO Options”), (c) acquisition retention expenses and other merger and acquisition costs, which are generally non-recurring in nature or are related to deferred payments associated with prior acquisitions and (d) net income or loss attributable to the noncontrolling interest.

Given the level of acquisition activity during the Predecessor period, and related capital investments and one time equity grants associated with acquisitions during the Predecessor period (which we do not expect to incur at the same levels in Successor periods) and the IPO, and our belief that, as a professional services organization, our operations are not capital intensive on an ongoing basis, we believe the Adjusted EBITDA measure, in addition to GAAP financial measures, provides a relevant and useful benchmark for investors, in order to assess our financial performance and comparability to other companies in our industry.  The Adjusted EBITDA measure is utilized by our senior management to evaluate our overall performance and operating expense characteristics and to compare our performance to that of certain of our competitors.  A measure similar to Adjusted EBITDA is the principal measure that determines the compensation of our senior management team.  In addition, a measure similar to Adjusted EBITDA is a key measure that determines compliance with certain financial covenants under our credit facility.  Management compensates for the inherent limitations associated with using the Adjusted EBITDA measure through disclosure of such limitations, presentation of our financial statements in accordance with GAAP and reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net income or loss.  Furthermore, management also reviews GAAP measures, and evaluates individual measures that are not included in Adjusted EBITDA such as our level of capital expenditures, equity issuance and interest expense, among other measures.

Adjusted EBITDA, as defined by the Company, consists of net income or loss before (a) interest income and expense, (b) provision for income taxes, (c) other expense, net, (d) depreciation and amortization, (e) acquisition retention expenses, (f) equity-based compensation associated with Legacy Units and IPO Options included in compensation and benefits, (g) equity-based compensation associated with Legacy Units and IPO Options included in selling, general and administrative expenses, (h) merger and acquisition costs and (i) net income or loss attributable to the noncontrolling interest.

Adjusted pro forma net income, as defined by Duff & Phelps, consists of Adjusted EBITDA (as defined above), less depreciation and amortization, interest income and expense (excluding a non-recurring charge from the repayment and subsequent termination of our former credit agreement), other income and pro forma corporate income tax applied at an assumed rate as specified in the calculations (such assumed pro forma corporate income tax rate may fluctuate between periods and may include true-ups relating to prior periods, based on management estimates and judgments). Adjusted pro forma net income per share, as defined by Duff & Phelps, consists of adjusted pro forma net income divided by the weighted average number of the Company's Class A and Class B shares for the applicable period, giving effect to the dilutive impact, if any, of stock options and restricted stock awards.

Both Adjusted EBITDA and adjusted pro forma net income are non-GAAP financial measures which are not prepared in accordance with, and should not be considered alternatives to, measurements required by GAAP, such as operating income, net income or loss, net income or loss per share, cash flow from continuing operating activities or any other measure of performance or liquidity derived in accordance with GAAP. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, it should be noted that companies calculate Adjusted EBITDA and adjusted pro forma net income differently and, therefore, Adjusted EBITDA and adjusted pro forma net income as presented for us may not be comparable to Adjusted EBITDA and adjusted pro forma net income reported by other companies.

Disclosure Regarding Forward-Looking Statements

Statements in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), which reflect the Company’s current views with respect to, among other things, future events and financial performance. The Company generally identifies forward looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this discussion are based upon our historical performance and on our current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us, or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and the risk factors section that are included in our Annual Report on Form 10-K for the year ended December 31, 2009 to be filed with the Securities and Exchange Commission (“SEC”).  The forward-looking statements included in this press release are made only as of the date of this filing with the SEC.  The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Investor and Media Relations

Marty Dauer
+ 1 212 871 7700
investor.relations@duffandphelps.com

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Quarter Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008

Revenues	$98,345	$94,208	$370,903	$381,476
Reimbursable expenses	3,026	2,600	11,083	10,546
Total revenues	101,371	96,808	381,986	392,022
Direct client service costs
Compensation and benefits (includes $2,801 and $3,356 of equity-based compensation for the quarters ended December 31, 2009 and 2008; and $16,432 and $20,537 for the years ended December 31, 2009 and 2008)	55,187	49,861	210,302	216,137
Other direct client service costs	1,431	2,396	7,232	8,224
Acquisition retention expenses	-	11	-	793
Reimbursable expenses	3,038	2,697	11,158	10,623
	59,656	54,965	228,692	235,777
Operating expenses
Selling, general and administrative (includes $1,649 and $2,639 of equity-based compensation for the quarters ended December 31, 2009 and 2008; and $7,223 and $10,803 for the years ended December 31, 2009 and 2008)	25,114	25,011	99,162	108,312
Depreciation and amortization	2,532	2,913	10,244	9,816
	27,646	27,924	109,406	118,128
Operating income	14,069	13,919	43,888	38,117

Other expense
Interest income	(19)	(14)	(53)	(668)
Interest expense	52	906	1,131	3,475
Loss on early extinguishment of debt	-	-	1,737	-
Other expense	4	490	141	398
	37	1,382	2,956	3,205
Income before income taxes	14,032	12,537	40,932	34,912
Provision for income taxes	4,732	4,276	12,264	10,619
Net income	9,300	8,261	28,668	24,293
Less: Net income attributable to noncontrolling interest	4,683	5,864	17,100	19,068
Net income attributable to Duff & Phelps Corporation	$4,617	$2,397	$11,568	$5,225

Weighted average shares of Class A common stock outstanding
Basic	23,451	13,403	19,013	13,225
Diluted	24,375	13,805	19,795	13,501

Net income per share attributable to stockholders of Class A common stock of Duff & Phelps Corporation
Basic	$0.18	$0.18	$0.57	$0.37
Diluted	$0.18	$0.17	$0.54	$0.36

Cash dividends declared per common share	$0.05	-	$0.15	-

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
YEAR-OVER-YEAR SUMMARY OF REVENUE BY SEGMENT
(In thousands)
(Unaudited)

					Variance		Variance
	2008		2009		Q4 2008 vs Q4 2009		2008 vs 2009
	Q4	Total	Q4	Total	Dollar	Percent	Dollar	Percent
Financial Advisory
Valuation Advisory	$42,462	$178,799	$34,676	$138,510	$(7,786)	-18.3%	$(40,289)	-22.5%
Tax Services	11,524	44,965	10,007	47,902	(1,517)	-13.2%	2,937	6.5%
Dispute & Legal Management Consulting	7,264	29,405	12,518	47,220	5,254	72.3%	17,815	60.6%
	61,250	253,169	57,201	233,632	(4,049)	-6.6%	(19,537)	-7.7%

Corporate Finance Consulting
Portfolio Valuation	3,592	15,224	5,662	22,153	2,070	57.6%	6,929	45.5%
Financial Engineering	3,838	14,495	4,663	19,171	825	21.5%	4,676	32.3%
Strategic Value Advisory	3,130	12,009	3,208	13,450	78	2.5%	1,441	12.0%
Due Diligence	2,898	14,766	2,384	8,182	(514)	-17.7%	(6,584)	-44.6%
	13,458	56,494	15,917	62,956	2,459	18.3%	6,462	11.4%

Investment Banking
Global Restructuring Advisory	5,947	17,653	12,164	37,394	6,217	104.5%	19,741	111.8%
Transaction Opinions	8,812	36,185	6,081	21,076	(2,731)	-31.0%	(15,109)	-41.8%
M&A Advisory	4,741	17,975	6,982	15,845	2,241	47.3%	(2,130)	-11.8%
	19,500	71,813	25,227	74,315	5,727	29.4%	2,502	3.5%

Total revenues	$94,208	$381,476	$98,345	$370,903	$4,137	4.4%	$(10,573)	-2.8%

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
SEQUENTIAL SUMMARY OF REVENUE BY SEGMENT
(In thousands)
(Unaudited)

	2008					2009
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Financial Advisory
Valuation Advisory	$46,861	$45,699	$43,777	$42,462	$178,799	$40,370	$33,772	$29,692	$34,676	$138,510
Tax Services	8,889	11,852	12,700	11,524	44,965	10,878	11,972	15,045	10,007	47,902
Dispute & Legal Management Consulting	5,687	7,909	8,545	7,264	29,405	9,643	12,162	12,897	12,518	47,220
	61,437	65,460	65,022	61,250	253,169	60,891	57,906	57,634	57,201	233,632

Corporate Finance Consulting
Portfolio Valuation	2,382	4,240	5,010	3,592	15,224	6,295	4,338	5,858	5,662	22,153
Financial Engineering	3,318	4,271	3,068	3,838	14,495	4,148	5,159	5,201	4,663	19,171
Strategic Value Advisory	2,262	3,302	3,315	3,130	12,009	2,620	3,588	4,034	3,208	13,450
Due Diligence	4,460	3,590	3,818	2,898	14,766	1,553	1,893	2,352	2,384	8,182
	12,422	15,403	15,211	13,458	56,494	14,616	14,978	17,445	15,917	62,956

Investment Banking
Global Restructuring Advisory	2,834	4,047	4,825	5,947	17,653	5,578	8,614	11,038	12,164	37,394
Transaction Opinions	10,928	10,078	6,367	8,812	36,185	6,101	6,180	2,714	6,081	21,076
M&A Advisory	5,532	2,813	4,889	4,741	17,975	2,079	2,375	4,409	6,982	15,845
	19,294	16,938	16,081	19,500	71,813	13,758	17,169	18,161	25,227	74,315

Total revenues	$93,153	$97,801	$96,314	$94,208	$381,476	$89,265	$90,053	$93,240	$98,345	$370,903

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
SEQUENTIAL SUMMARY OF REVENUE AND OPERATING INCOME BY SEGMENT
(In thousands)
(Unaudited)

	2008					2009
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Segment Revenues
Financial Advisory	$61,437	$65,460	$65,022	$61,250	$253,169	$60,891	$57,906	$57,634	$57,201	$233,632
Corporate Finance Consulting	12,422	15,403	15,211	13,458	56,494	14,616	14,978	17,445	15,917	62,956
Investment Banking	19,294	16,938	16,081	19,500	71,813	13,758	17,169	18,161	25,227	74,315
	$93,153	$97,801	$96,314	$94,208	$381,476	$89,265	$90,053	$93,240	$98,345	$370,903

Segment Operating Income
Financial Advisory	$9,455	$11,455	$8,717	$13,189	$42,816	$10,349	$10,339	$8,855	$8,014	$37,557
Corporate Finance Consulting	2,901	3,760	3,080	3,479	13,220	3,252	3,178	5,389	2,035	13,854
Investment Banking	6,377	3,145	3,994	4,157	17,673	1,543	3,288	2,364	8,038	15,233
	$18,733	$18,360	$15,791	$20,825	$73,709	$15,144	$16,805	$16,608	$18,087	$66,644

Reconciliation
Segment Operating Income	$18,733	$18,360	$15,791	$20,825	$73,709	$15,144	$16,805	$16,608	$18,087	$66,644
Net client reimbursable expenses	59	(7)	(32)	(97)	(77)	22	(11)	(74)	(12)	(75)
Equity-based compensation associated with Legacy Units and IPO Options	(6,269)	(6,047)	(8,705)	(3,885)	(24,906)	(3,253)	(4,481)	(3,229)	(1,474)	(12,437)
Depreciation and amortization	(2,176)	(2,281)	(2,446)	(2,913)	(9,816)	(2,562)	(2,556)	(2,594)	(2,532)	(10,244)
Acquisition retention expense	(310)	(266)	(206)	(11)	(793)	-	-	-	-	-
Operating Income	$10,037	$9,759	$4,402	$13,919	$38,117	$9,351	$9,757	$10,711	$14,069	$43,888

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
OTHER QUARTERLY OPERATING DATA BY SEGMENT
(In thousands)
(Unaudited)

	2008					2009
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Average Client Service Professionals
Financial Advisory	665	671	701	715	688	700	658	642	627	657
Corporate Finance Consulting	112	126	137	135	127	131	134	133	130	132
Investment Banking	102	118	125	131	119	136	135	130	131	133
	879	915	963	981	934	967	927	905	888	922

End of Period Client Service Professionals
Financial Advisory	681	663	722	710		681	640	641	618
Corporate Finance Consulting	124	125	142	131		130	136	131	129
Investment Banking	109	121	129	134		137	131	130	131
	914	909	993	975		948	907	902	878

	2008					2009
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Average Managing Directors
Financial Advisory	84	94	103	104	96	101	99	95	93	97
Corporate Finance Consulting	19	25	28	29	25	30	30	31	29	30
Investment Banking	30	32	33	34	32	36	39	40	40	39
	133	151	164	167	153	167	168	166	162	166

End of Period Managing Directors
Financial Advisory	84	98	105	105		101	96	93	93
Corporate Finance Consulting	21	26	29	28		30	31	29	30
Investment Banking	30	33	34	35		38	38	40	40
	135	157	168	168		169	165	162	163

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(In thousands, except headcount data)
(Unaudited)

	Quarter Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Financial Advisory
Revenues (excluding reimbursables)	$57,201	$61,250	$233,632	$253,169
Segment operating income	$8,014	$13,189	$37,557	$42,816
Segment operating income margin	14.0%	21.5%	16.1%	16.9%

Corporate Finance Consulting
Revenues (excluding reimbursables)	$15,917	$13,458	$62,956	$56,494
Segment operating income	$2,035	$3,479	$13,854	$13,220
Segment operating income margin	12.8%	25.9%	22.0%	23.4%

Investment Banking
Revenues (excluding reimbursables)	$25,227	$19,500	$74,315	$71,813
Segment operating income	$8,038	$4,157	$15,233	$17,673
Segment operating income margin	31.9%	21.3%	20.5%	24.6%

Total
Revenues (excluding reimbursables)	$98,345	$94,208	$370,903	$381,476

Segment operating income	$18,087	$20,825	$66,644	$73,709
Net client reimbursable expenses	(12)	(97)	(75)	(77)
Equity-based compensation from
Legacy Units and IPO Options	(1,474)	(3,885)	(12,437)	(24,906)
Depreciation and amortization	(2,532)	(2,913)	(10,244)	(9,816)
Acquisition retention expenses	-	(11)	-	(793)
Operating income	$14,069	$13,919	$43,888	$38,117

Average Client Service Professionals
Financial Advisory	627	715	657	688
Corporate Finance Consulting	130	135	132	127
Investment Banking	131	131	133	119
Total	888	981	922	934

End of Period Client Service Professionals
Financial Advisory	618	710	618	710
Corporate Finance Consulting	129	131	129	131
Investment Banking	131	134	131	134
Total	878	975	878	975

Revenue per Client Service Professional
Financial Advisory	$91	$86	$356	$368
Corporate Finance Consulting	$122	$100	$477	$445
Investment Banking	$193	$149	$559	$603
Total	$111	$96	$402	$408

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT – CONTINUED
(In thousands, except rate-per-hour and headcount data)
(Unaudited)

	Quarter Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Utilization(1)
Financial Advisory	71.3%	67.0%	65.7%	64.2%
Corporate Finance Consulting	70.4%	54.2%	64.0%	57.8%

Rate-Per-Hour(2)
Financial Advisory	$316	$309	$321	$333
Corporate Finance Consulting	$385	$406	$401	$397

Revenues (excluding reimbursables)
Financial Advisory	$57,201	$61,250	$233,632	$253,169
Corporate Finance Consulting	15,917	13,458	62,956	56,494
Investment Banking	25,227	19,500	74,315	71,813
Total	$98,345	$94,208	$370,903	$381,476

Average Number of Managing Directors
Financial Advisory	93	104	97	96
Corporate Finance Consulting	29	29	30	25
Investment Banking	40	34	39	32
Total	162	167	166	153

End of Period Managing Directors
Financial Advisory	93	105	93	105
Corporate Finance Consulting	30	28	30	28
Investment Banking	40	35	40	35
Total	163	168	163	168

Revenue per Managing Director
Financial Advisory	$615	$589	$2,409	$2,637
Corporate Finance Consulting	$549	$464	$2,099	$2,260
Investment Banking	$631	$574	$1,906	$2,244
Total	$607	$564	$2,234	$2,493

(1)
The utilization rate for any given period is calculated by dividing the number of hours incurred by client service professionals who worked on client assignments (including internal projects for the Company) during the period by the total available working hours for all of such client service professionals during the same period, assuming a 40 hour work week, less paid holidays and vacation days. Financial Advisory utilization excludes approximately 60 client service professionals associated with Rash & Associates, L.P. (“Rash”), a wholly-owned subsidiary of the Company, due to the nature of the work performed.

(2)
Average billing rate-per-hour is calculated by dividing applicable revenues for the period by the number of hours worked on client assignments (including internal projects for the Company) during the same period. Financial Advisory revenues used to calculate rate-per-hour exclude approximately $2,246 and $2,424 of revenues associated with Rash in the three months ended December 31, 2009 and 2008, respectively, and $9,311 and $9,338 of revenues associated with Rash in the year ended December 31, 2009 and 2008, respectively.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands, except per share amounts)
(Unaudited)

	December 31,	December 31,
	2009	2008
ASSETS
Current assets
Cash and cash equivalents	$107,311	$81,381
Accounts receivable, net	55,079	55,876
Unbilled services	22,456	17,938
Prepaid expenses and other current assets	6,100	6,599
Net deferred income taxes, current	4,601	4,304
Total current assets	195,547	166,098

Property and equipment, net	27,413	28,350
Goodwill	122,876	116,456
Intangible assets, net	27,907	32,197
Other assets	3,218	3,541
Investments related to deferred compensation plan	17,807	7,946
Net deferred income taxes, non-current	112,265	61,609
Total non-current assets	311,486	250,099

Total assets	$507,033	$416,197

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$2,459	$3,692
Accrued expenses	11,609	4,424
Accrued compensation and benefits	35,730	39,282
Other current liabilities	4,626	4,395
Current portion of long-term debt	-	794
Current portion due to noncontrolling unitholders	4,303	3,148
Total current liabilities	58,727	55,735

Long-term debt, less current portion	-	42,178
Liability related to deferred compensation plan	18,051	8,479
Other long-term liabilities	15,400	16,715
Due to noncontrolling unitholders, less current portion	101,098	55,331
Total non-current liabilities	134,549	122,703

Total liabilities	193,276	178,438

Commitments and contingencies

Stockholders' equity
Preferred stock (50,000 shares authorized; zero issued and outstanding)	-	-
Class A common stock, par value $0.01 per share (100,000 shares authorized; 27,290
and 14,719 shares issued and outstanding at December 31, 2009 and 2008, respectively)	273	147
Class B common stock, par value $0.0001 per share (50,000 shares authorized; 12,974
and 20,889 shares issued and outstanding at December 31, 2009 and 2008, respectively)	1	2
Additional paid-in capital	207,210	100,985
Accumulated other comprehensive income	693	122
Retained earnings/(accumulated deficit)	6,709	(1,127)
Total stockholders' equity of Duff & Phelps Corporation	214,886	100,129
Noncontrolling interest	98,871	137,630
Total stockholders' equity	313,757	237,759
Total liabilities and stockholders' equity	$507,033	$416,197

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Successor			Predecessor
			Period from	Period from
	Year Ended	Year Ended	October 4 to	January 1 to
	December 31,	December 31,	December 31,	October 3,
	2009	2008	2007	2007
Cash flows from operating activities:
Net income/(loss)	$28,668	$24,293	$(14,577)	$6,898

Adjustments to reconcile net income/(loss)
to net cash provided by operating activities:
Depreciation and amortization	10,244	9,816	2,384	6,754
Equity-based compensation	23,655	31,340	26,662	31,428
Bad debt expense	2,386	1,604	450	266
Net deferred income taxes	(941)	(384)	(4,015)	242
Loss on early extinguishment of debt	1,674	-	-	-
Other	368	2,353	708	880
Changes in assets and liabilities providing/(using) cash:
Accounts receivable	(1,492)	(9,030)	6,240	(8,701)
Unbilled services	(4,518)	5,427	(4,919)	(3,796)
Prepaid expenses and other current assets	452	(237)	2,813	(3,322)
Other assets	(3,639)	2,916	9,699	(5,123)
Accounts payable and accrued expenses	4,515	(4,108)	(3,564)	15,437
Accrued compensation and benefits	9,839	(20,088)	15,815	3,836
Deferred revenues	352	(5,051)	2,388	(247)
Other liabilities	(1,487)	1,536	2,802	4,981
Due from affiliates	-	-	-	(20,063)
Net cash provided by operating activities	70,076	40,387	42,886	29,470

Cash flows from investing activities:
Purchase of property and equipment	(5,517)	(11,836)	(4,247)	(9,636)
Business acquisitions, net of cash acquired	(5,291)	(16,520)	(8,065)	513
Purchase of investments for deferred compensation plan	(6,658)	(10,466)	(1,789)	-
Proceeds from sale of investments in deferred compensation plan	-	1,692	-	-
Net cash used in investing activities	(17,466)	(37,130)	(14,101)	(9,123)

Cash flows from financing activities:
Net proceeds from sale of Class A common stock	148,840	-	186,718	-
Proceeds from exercise of IPO Options	1,202	69	-	-
Redemption of noncontrolling unitholders	(104,612)	-	(140,498)	-
Repayments of debt	(42,763)	(794)	(35,000)	(793)
Distributions and other payments to noncontrolling unitholders	(25,066)	(10,544)	(575)	(28,374)
Dividends	(3,757)	-	-	-
Repurchases of Class A common stock	(915)	-	-	-
Payment of costs for debt issuance and extinguishment	(471)	(589)	-	-
Principal payments under capital lease obligation	-	-	(62)	(187)
Repurchase of equity units	-	-	-	(343)
Net cash provided by/(used in) financing activities	(27,542)	(11,858)	10,583	(29,697)

Effect of exchange rate on cash and cash equivalents	862	(261)	337	756

Net increase/(decrease) in cash and cash equivalents	25,930	(8,862)	39,705	(8,594)
Cash and cash equivalents at beginning of period	81,381	90,243	50,538	59,132
Cash and cash equivalents at end of period	$107,311	$81,381	$90,243	$50,538

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Quarter Ended December 31, 2009
	As			Adjusted
	Reported	Adjustments		Pro Forma

Revenues	$98,345	$-		$98,345
Reimbursable expenses	3,026	-		3,026
Total revenues	101,371	-		101,371

Direct client service costs
Compensation and benefits	55,187	(732	) (a)	54,455
Other direct client service costs	1,431	-		1,431
Reimbursable expenses	3,038	-		3,038
	59,656	(732)		58,924

Operating expenses
Selling, general and administrative	25,114	(742	) (a)	24,372
Depreciation and amortization	2,532	-		2,532
	27,646	(742)		26,904

Operating income	14,069	1,474		15,543

Other expense/(income)
Interest income	(19)	-		(19)
Interest expense	52	-		52
Loss on early extinguishment of debt	-	-		-
Other expense	4	-		4
	37	-		37
Income before income taxes	14,032	1,474		15,506
Provision for income taxes	4,732	1,506	(b)	6,238
Net income	9,300	(32)		9,268
Less: Net income attributable to the noncontrolling interest	4,683	(4,683	) (c)	-
Net income attributable to Duff & Phelps Corporation	$4,617	$4,651		$9,268

Pro forma fully exchanged, fully diluted shares outstanding			(d)	38,829

Adjusted pro forma net income per fully exchanged, fully diluted shares outstanding				$0.24

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.
(b)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.6% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  For the quarter ended December 31, 2009, the pro forma tax rate of 40.2% reflects a true-up adjustment relating to the nine months ended September 30, 2009.  Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(c)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(d)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs for the quarter ended December 31, 2009. The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Quarter Ended December 31, 2008
	As			Adjusted
	Reported	Adjustments		Pro Forma

Revenues	$94,208	$-		$94,208
Reimbursable expenses	2,600	-		2,600
Total revenues	96,808	-		96,808

Direct client service costs
Compensation and benefits	49,861	(2,352	) (a)	47,509
Other direct client service costs	2,396	-		2,396
Acquisition retention expenses	11	(11	) (b)	-
Reimbursable expenses	2,697	-		2,697
	54,965	(2,363)		52,602

Operating expenses
Selling, general and administrative	25,011	(1,534	) (a)	23,477
Depreciation and amortization	2,913	-		2,913
	27,924	(1,534)		26,390

Operating income	13,919	3,897		17,816

Other expense/(income)
Interest income	(14)	-		(14)
Interest expense	906	-		906
Other expense	490	-		490
	1,382	-		1,382
Income before income taxes	12,537	3,897		16,434
Provision for income taxes	4,276	2,396	(c)	6,672
Net income	8,261	1,501		9,762
Less: Net income attributable to the noncontrolling interest	5,864	(5,864	) (d)	-
Net income attributable to Duff & Phelps Corporation	$2,397	$7,365		$9,762

Pro forma fully exchanged, fully diluted shares outstanding			(e)	34,613

Adjusted pro forma net income per fully exchanged, fully diluted shares outstanding				$0.28

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.
(b)	Represents elimination of expense associated with deferred payments made in connection with the acquisition of Standard & Poor’s Corporate Value Consulting business in September 2005.
(c)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.6% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(d)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(e)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs for the quarter ended December 31, 2008.  The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Year Ended December 31, 2009
	As			Adjusted
	Reported	Adjustments		Pro Forma

Revenues	$370,903	$-		$370,903
Reimbursable expenses	11,083	-		11,083
Total revenues	381,986	-		381,986

Direct client service costs
Compensation and benefits	210,302	(8,736	) (a)	201,566
Other direct client service costs	7,232	-		7,232
Reimbursable expenses	11,158	-		11,158
	228,692	(8,736)		219,956

Operating expenses
Selling, general and administrative	99,162	(3,701	) (a)	95,461
Depreciation and amortization	10,244	-		10,244
	109,406	(3,701)		105,705

Operating income	43,888	12,437		56,325

Other expense/(income)
Interest income	(53)	-		(53)
Interest expense	1,131	-		1,131
Loss on early extinguishment of debt	1,737	(1,737	) (b)	-
Other expense	141	-		141
	2,956	(1,737)		1,219
Income before income taxes	40,932	14,174		55,106
Provision for income taxes	12,264	10,131	(c)	22,395
Net income	28,668	4,043		32,711
Less: Net income attributable to the noncontrolling interest	17,100	(17,100	) (d)	-
Net income attributable to Duff & Phelps Corporation	$11,568	$21,143		$32,711

Pro forma fully exchanged, fully diluted shares outstanding			(e)	37,338

Adjusted pro forma net income per fully exchanged, fully diluted shares outstanding				$0.88

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.
(b)	Represents a non-recurring charge from the repayment and subsequent termination of our credit agreement.
(c)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.6% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction.  The pro forma tax rate has declined from prior levels as a result of true-up adjustments.  Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(d)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(e)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs for the year ended December 31, 2009. The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Year Ended December 31, 2008
	As			Adjusted
	Reported	Adjustments		Pro Forma

Revenues	$381,476	$-		$381,476
Reimbursable expenses	10,546	-		10,546
Total revenues	392,022	-		392,022

Direct client service costs
Compensation and benefits	216,137	(17,442	) (a)	198,695
Other direct client service costs	8,224	-		8,224
Acquisition retention expenses	793	(793	) (b)	-
Reimbursable expenses	10,623	-		10,623
	235,777	(18,235)		217,542

Operating expenses
Selling, general and administrative	108,312	(7,464	) (a)	100,848
Depreciation and amortization	9,816	-		9,816
	118,128	(7,464)		110,664

Operating income	38,117	25,699		63,816

Other expense/(income)
Interest income	(668)	-		(668)
Interest expense	3,475	-		3,475
Other expense	398	-		398
	3,205	-		3,205
Income before income taxes	34,912	25,699		60,611
Provision for income taxes	10,619	13,989	(c)	24,608
Net income	24,293	11,710		36,003
Less: Net income attributable to the noncontrolling interest	19,068	(19,068	) (d)	-
Net income attributable to Duff & Phelps Corporation	$5,225	$30,778		$36,003

Pro forma fully exchanged, fully diluted shares outstanding			(e)	34,346

Adjusted pro forma net income per fully exchanged, fully diluted shares outstanding				$1.05

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.
(b)	Represents elimination of expense associated with deferred payments made in connection with the acquisition of Standard & Poor’s Corporate Value Consulting business in September 2005.
(c)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.6% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(d)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(e)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding, excluding Ongoing RSAs, and dilutive effect of Ongoing RSAs for the year ended December 31, 2008. The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

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